                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

The Board of Directors
Deltic Timber Corporation:

We consent to the use of our report dated January 25, 2002, relating to the financial statements of Del-Tin Fiber L.L.C. as of December 29, 2001 and December 30, 2000, and for each of the fiscal years in the three-year period ended December 29, 2001, included herein.

KPMG LLP
Shreveport, Louisiana
March 22, 2001

                                      91